UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 371-0387

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Medicine Man Technologies, Inc. (the “Company”) on February 9, 2021, the Company completed the acquisition of Colorado Health Consultants LLC and Mountain View 44th LLC on February 4, 2021. The acquisition of Colorado Health Consultants LLC and Mountain View 44th LLC is an acquired business pursuant to Regulation S-X Section 210.11-01(d). However, the Company reevaluated “significance” of the acquired business using the Company’s financial statements for the year ended December 31, 2019, as included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2020. As a result of such reevaluation, the Company has determined that audited financial statements and unaudited combined pro forma financial statements are not required under Regulation S-X. This Form 8-K/A is being filed solely to amend the disclosure set forth Item 9.01 of the Form 8-K filed on February 9, 2021 to state that no historical financial statements of Colorado Health Consultants LLC and Mountain View 44th LLC or related combined pro forma financial information are required to be filed.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 4, 2021, pursuant to the applicable Asset Purchase Agreement, the Company and the Purchaser closed on the acquisition of (i) Colorado Health Consultants LLC; and (ii) Mountain View 44th LLC. The aggregate purchase price for the assets of the Starbuds Group acquired on February 4, 2021 was approximately $9.3 million and was paid to each applicable Starbuds Company and the Members as a combination of cash, an aggregate of 1,969 shares of the Company’s Series A preferred stock (the “Preferred Stock”) together with an aggregate of 347 shares of Preferred Stock to be held in escrow and warrants to purchase an aggregate of 434,315 shares of the Company’s common stock at exercise price equal to $1.20 per share (the “Transaction Warrants”).

A description of the additional consideration and the other terms of the Asset Purchase Agreement (“APA”) and a copy of the APA are included in the Current Report on Form 8-K filed by the Company on February 9, 2021. Such description and such copy of such APA is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Company has determined that no financial statements are required under Regulation S-X with respect to the acquisition of Colorado Health Consultants LLC and Mountain View 44th LLC.

(b) Pro Forma Financial Information

The Company has determined that no pro forma financial information is required under Regulation S-X with respect to the acquisition of Colorado Health Consultants LLC and Mountain View 44th LLC.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Securities Purchase Agreement, dated December 16, 2020, between Medicine Man Technologies, Inc. and Dye Capital Cann Holdings II, LLC (previously filed as Exhibit 10.1 with the Form 8-K filed on February 9, 2021 and incorporated by reference hereto)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicine Man Technologies, Inc.

March 9, 2021	By:	/s/ Justin Dye
Date		Justin Dye. Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Nancy Huber
Nancy Huber, Chief Financial Officer
(Principal Financial and Accounting Officer)

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